                               NEES

                          EXHIBIT INDEX
                         ---------------

Exhibit No.         Description                       Page
- -----------         -----------                       ----

 (3)           Agreement and Declaration of        Previously
               Trust dated January 2, 1926,        Filed
               as amended through April 28,
               1992

 (4)(a)        Massachusetts Electric Company      Previously
               First Mortgage Indenture and        Filed
               Deed of Trust, dated as of
               July 1, 1949, and twenty
               supplements thereto

               Twenty-first Supplemental           Previously
               Indenture, dated as of April 1,     Filed
               1995

 (4)(b)        The Narragansett Electric           Previously
               Company First Mortgage Indenture    Filed
               and Deed of Trust, dated as of
               September 1, 1944, and twenty-one
               supplements thereto

               Twenty-second Supplemental          Previously
               Indenture, dated as of June 1,      Filed
               1995

 (4)(c)        The Narragansett Electric           Previously
               Company Preference Provisions,      Filed
               as amended, dated March 23, 1993

 (4)(d)        New England Power Company General   Previously
               and Refunding Mortgage Indenture    Filed
               and Deed of Trust dated as of
               January 1, 1977 and nineteen
               supplements thereto

               Twentieth Supplemental Indenture,   Previously
               dated as of July 1, 1994            Filed

 (10)(a)       Boston Edison Company et al. and    Previously
               New England Power Company:          Filed
               Amended REMVEC Agreement dated
               August 12, 1977

 (10)(b)       The Connecticut Light and Power     Previously
               Company et al. and New England      Filed
               Power Company:  Sharing Agreement
               for Joint Ownership, Construction
               and Operation of Millstone Unit No.
               3 dated as of September 1, 1973, and
               Amendments thereto; Transmission
               Support Agreement dated August 9,
               1974; Instrument of Transfer to NEP
               with respect to the 1979 Connecticut
               Nuclear Unit, and Assumption of
               Obligations, dated December 17, 1975

 (10)(c)       Connecticut Yankee Atomic Power     Previously
               Company et al. and New England      Filed
               Power Company: Stockholders
               Agreement dated July 1, 1964;
               Power Purchase Contract dated
               July 1, 1964; Supplementary
               Power Contract dated as of
               April 1, 1987; Capital Funds
               Agreement dated September 1,
               1964; Transmission Agreement
               dated October 1, 1964;
               Agreement revising Transmission
               Agreement dated July 1, 1979;
               Guarantee Agreement dated as of
               November 13, 1981; Guarantee
               Agreement dated as of August 1,
               1985

               Amendment revising Transmission     Previously
               Agreement dated as of January 19,   Filed
               1994

 (10)(d)       Maine Yankee Atomic Power Company   Previously
               et al. and New England Power        Filed
               Company:  Capital Funds Agreement
               dated May 20, 1968 and Power
               Purchase Contract dated May 20,
               1968; Amendments dated as of
               January 1, 1984, March 1, 1984,
               October 1, 1984, and August 1,
               1985; Stockholders Agreement
               dated May 20, 1968; Additional
               Power Contract dated as of
               February 1, 1984; Guarantee
               Agreement dated as of September 23,
               1985

 (10)(e)(i)    New England Energy Incorporated     Previously
               Capital Funds Agreement with        Filed
               NEES dated November 1, 1974 and
               Amendments thereto

 (10)(e)(ii)   New England Energy Incorporated     Previously
               Loan Agreement with NEES dated      Filed
               July 19, 1978 and effective
               November 1, 1974, and Amendments
               thereto

 (10)(e)(iii)  New England Energy Incorporated     Previously
               Fuel Purchase Contract with         Filed
               New England Power Company dated
               July 26, 1979, and Amendments
               thereto

 (10)(e)(iv)   New England Energy Incorporated     Previously
               Partnership Agreement with          Filed
               Samedan Oil Corporation as
               Amended and Restated on
               February 5, 1985 and Amendment
               thereto

 (10)(e)(v)    New England Energy Incorporated     Previously
               Credit Agreement dated as of        Filed
               April 13, 1995

 (10)(e)(vi)   New England Energy Incorporated     Previously
               Capital Maintenance Agreement       Filed
               dated November 15, 1985, and
               Assignment and Security Agreement
               dated November 15, 1985 and
               Amendment thereto

 (10)(f)       New England Power Company and       Previously
               New England Electric Transmission   Filed
               Corporation et al.:  Phase I
               Terminal Facility Support
               Agreement dated as of December 1,
               1981 and Amendments thereto;
               Agreement with respect to Use
               of the Quebec Interconnection
               dated as of December 1, 1981
               and Amendments thereto; Agreement
               for Reinforcement and Improvement
               of New England Power Company's
               Transmission System dated as of
               April 1, 1983; Lease dated as of
               May 16, 1983; Upper Development -
               Lower Development Transmission
               Line Support Agreement dated as
               of May 16, 1983

 (10)(g)       New England Electric Transmission   Previously
               Corporation and PruCapital          Filed
               Management, Inc. et al: Note
               Agreement dated as of
               September 1, 1986; Mortgage,
               Deed of Trust and Security
               Agreement dated as of
               September 1, 1986; Equity
               Funding Agreement with New
               England Electric System dated
               as of December 1, 1985

 (10)(h)       Vermont Electric Transmission       Previously
               Company, Inc. et al. and New        Filed
               England Power Company:  Phase I
               Vermont Transmission Line
               Support Agreement dated as
               of December 1, 1981 and
               Amendments thereto

 (10)(i)       New England Power Pool              Previously
               Agreement and Amendments thereto    Filed

               Amendments dated as of June 1,      Previously
               1993, July 1, 1995, and             Filed
               September 1, 1995

 (10)(j)       Public Service Company of New       Previously
               Hampshire et al. and New England    Filed
               Power Company:  Agreement for
               Joint Ownership, Construction
               and Operation of New Hampshire
               Nuclear Units dated as of
               May 1, 1973 and Amendments
               thereto; Transmission Support
               Agreement dated as of May 1,
               1973; Instrument of Transfer
               to NEP with respect to the
               New Hampshire Nuclear Units
               and Assumptions of Obligations
               dated December 17, 1975;
               Agreement Among Participants
               in New Hampshire Nuclear Units,
               certain Massachusetts Municipal
               Systems and Massachusetts
               Municipal Wholesale Electric
               Company dated May 28, 1976;
               Seventh Amendment To and Restated
               Agreement for Seabrook Project
               Disbursing Agent and Amendments
               thereto; Seabrook Project
               Managing Agent Operating
               Agreement dated as of June 29,
               1992, and Amendment to Seabrook
               Project Managing Agent Agreement
               dated as of June 29, 1992

 (10)(k)       Vermont Yankee Nuclear Power        Previously
               Corporation et al. and New          Filed
               England Power Company:  Capital
               Funds Agreement dated
               February 1, 1968, Amendment
               dated March 12, 1968, and Power
               Purchase Contract dated
               February 1, 1968 and Amendments
               thereto; Additional Power
               Contract dated as of February 1,
               1984; Guarantee Agreement dated
               as of November 5, 1981

 (10)(l)       Yankee Atomic Electric Company      Previously
               et al. and New England Power        Filed
               Company:  Amended and Restated
               Power Contract dated April 1,
               1985 and Amendments thereto

 (10)(m)       New England Electric Companies'     Previously
               Deferred Compensation Plan as       Filed
               amended dated January 1, 1995

 (10)(n)       New England Electric System         Previously
               Companies Retirement Supplement     Filed
               Plan as amended dated December 1,
               1995

 (10)(o)       New England Electric Companies'     Previously
               Executive Supplemental Retirement   Filed
               Plan as amended dated January 1,
               1995

 (10)(p)       New England Electric Companies'     Previously
               Incentive Compensation Plan as      Filed
               amended dated January 1, 1995

 (10)(q)       New England Electric Companies'     Previously
               Senior Incentive Compensation       Filed
               Plan as amended dated January 1,
               1995

 (10)(r)       New England Electric Companies'     Previously
               Incentive Compensation Plan II      Filed
               as amended dated January 1,
               1995

 (10)(s)       New England Electric System         Previously
               Directors Deferred Compensation     Filed
               Plan as amended dated
               November 24, 1992

 (10)(t)       Forms of Life Insurance Program     Previously
               and Form of Life Insurance          Filed
               (Collateral Assignment)

 (10)(u)       New England Electric Companies'     Previously
               Incentive Share Plan as amended     Filed
               dated January 1, 1994

 (10)(v)       New England Power Company and       Previously
               New England Hydro-Transmission      Filed
               Electric Company, Inc. et al:
               Phase II Massachusetts
               Transmission Facilities Support
               Agreement dated as of June 1,
               1985 and Amendments thereto

 (10)(w)       New England Power Company and       Previously
               New England Hydro-Transmission      Filed
               Corporation et al:  Phase II
               New Hampshire Transmission
               Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (10)(x)       New England Power Company et        Previously
               al:  Phase II New England Power     Filed
               AC Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (10)(y)       New England Hydro-Transmission      Previously
               Electric Company, Inc. and New      Filed
               England Electric System et al:
               Equity Funding Agreement dated
               as of June 1, 1985 and Amendments
               thereto

 (10)(z)       New England Hydro-Transmission      Previously
               Corporation and New England         Filed
               Electric System et al:  Equity
               Funding Agreement dated as of
               June 1, 1985 and Amendments
               thereto

 (10)(aa)      Ocean State Power, et al., and      Previously
               Narragansett Energy Resources       Filed
               Company:  Equity Contribution
               Agreement dated as of
               December 29, 1988; Amendment
               dated as of September 29, 1989

               Ocean State Power, et al., and      Previously
               New England Electric System:        Filed
               Equity Contribution Support
               Agreement dated as of
               December 29, 1988; Amendment
               dated as of September 29, 1989;

               Ocean State Power II, et al.,       Previously
               and Narragansett Energy Resources   Filed
               Company: Equity Contribution
               Agreement dated as of September 29,
               1989; Ocean State Power II, et al.,
               and New England Electric System:
               Equity Contribution Support
               Agreement dated as of
               September 29, 1989

 (10)(bb)      New England Power Service           Previously
               Company and Joan T. Bok:            Filed
               Service Credit Letter dated
               October 21, 1982

 (10)(cc)      New England Electric System         Previously
               and John W. Rowe:  Service          Filed
               Credit Letter dated
               December 5, 1988

 (10)(dd)      New England Power Service           Previously
               Company and the Company:            Filed
               Form of Supplemental Pension
               Service Credit Agreement

 (10)(ee)      New England Electric System         Previously
               and Frederic E. Greenman:           Filed
               Service Credit Letter dated
               February 23, 1994

 (10)(ff)      New England Electric System         Previously
               and John W. Newsham: Pension        Filed
               Service Credit Agreement dated
               February 23, 1994

 (13)          1995 Annual Report to               Previously
               Shareholders                        Filed

 (21)          Subsidiary list                     Previously
                                                   Filed

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith

                               NEP

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
- -----------         -----------                       ----

 (3)(a)        Articles of Organization as         Previously
               amended through June 27, 1987       Filed

 (3)(b)        By-laws of the Company as           Filed herewith
               amended May 10, 1995

 (4)           General and Refunding Mortgage      Previously
               Indenture and Deed of Trust         Filed
               dated as of January 1, 1977
               and twenty supplements
               thereto

 (10)(a)       Boston Edison Company et al.        Previously
               and the Company: Amended            Filed
               REMVEC Agreement dated
               August 12, 1977

 (10)(b)       The Connecticut Light and Power     Previously
               Company et al. and the Company:     Filed
               Sharing Agreement for Joint
               Ownership, Construction and
               Operation of Millstone Unit No. 3
               dated as of September 1, 1973,
               and Amendments thereto;
               Transmission Support Agreement
               dated August 9, 1974; Instrument
               of Transfer to the Company with
               respect to the 1979 Connecticut
               Nuclear Unit, and Assumption of
               Obligations, dated December 17,
               1975

 (10)(c)       Connecticut Yankee Atomic Power     Previously
               Company et al. and the Company:     Filed
               Stockholders Agreement dated
               July 1, 1964; Power Purchase
               Contract dated July 1, 1964;
               Supplementary Power Contract
               dated as of April 1, 1987;
               Capital Funds Agreement dated
               September 1, 1964; Transmission
               Agreement dated October 1, 1964;
               Agreement revising Transmission
               Agreement dated July 1, 1979;
               Amendment revising Transmission
               Agreement dated as of January 19,
               1994; Five Year Capital Contribution

               Agreement dated November 1, 1980;
               Guarantee Agreement dated as of
               November 13, 1981; Guarantee
               Agreement dated as of August 1,
               1985

  (10)(d)      Maine Yankee Atomic Power           Previously
               Company et al. and the Company:     Filed
               Capital Funds Agreement dated
               May 20, 1968 and Power Purchase
               Contract dated May 20, 1968;
               and Amendments thereto;
               Stockholders Agreement dated
               May 20, 1968; Additional Power
               Contract dated as of February 1,
               1984; Guarantee Agreement dated
               as of September 23, 1985

 (10)(e)       Mass. Electric and the Company:     Previously
               Primary Service for Resale dated    Filed
               February 15, 1974; and Amendments
               thereto; Memorandum of Understanding
               effective May 22, 1994

 (10)(f)       The Narragansett Electric           Previously
               Company and the Company:            Filed
               Primary Service for Resale
               dated February 15, 1974
               and Amendments thereto;
               Memorandum of Understanding
               effective May 22, 1994

               Amendment of Service Agrement       Filed herewith
               effective January 1, 1995

 (10)(g)       Time Charter between                Filed herewith
               International Shipholding, Corp.
               and New England Power Company
               dated as of October 27, 1994;
               Amendments dated as of September
               22, 1995

 (10)(h)       Consent and Agreement among New     Filed herewith
               England Power Company, Central
               Gulf Lines, Inc., Enterprise Ship
               Company, Inc., and The Bank of
               New York, dated as of September
               28, 1995

 (10)(i)       New England Electric                Previously
               Transmission Corporation et al.     Filed
               and the Company:  Phase I
               Terminal Facility Support
               Agreement dated as of
               December 1, 1981; Amendments
               dated as of June 1, 1982 and
               November 1, 1982; Agreement with
               respect to Use of the Quebec
               Interconnection dated as of
               December 1, 1981; Amendments
               dated as of May 1, 1982 and
               November 1, 1982; Amendment
               dated as of January 1, 1986;
               Agreement for Reinforcement
               and Improvement of the Company's
               Transmission System dated as
               of April 1, 1983; Lease dated
               as of May 16, 1983; Upper
               Development-Lower Development
               Transmission Line Support
               Agreement dated as of May 16,
               1983

 (10)(j)       Vermont Electric Transmission       Previously
               Company, Inc. et al. and the        Filed
               Company:  Phase I Vermont
               Transmission Line Support
               Agreement dated as of
               December 1, 1981 and Amendments
               thereto

 (10)(k)       New England Energy Incorporated     Previously
               and the Company:  Fuel Purchase     Filed
               Contract dated July 26, 1979,
               and Amendments thereto

 (10)(l)       New England Power Pool              Previously
               Agreement and Amendments            Filed
               thereto

 (10)(m)       New England Power Service           Previously
               Company and the Company:            Filed
               Specimen of Service Contract

 (10)(n)       Public Service Company of New       Previously
               Hampshire et al. and the            Filed
               Company:  Agreement for Joint
               Ownership, Construction and
               Operation of New Hampshire
               Nuclear Units dated as of
               May 1, 1973 and Amendments
               thereto; Seventh Amendment
               as of November 1, 1990;
               Transmission Support Agreement
               dated as of May 1, 1973;
               Instrument of Transfer to the
               Company with respect to the New
               Hampshire Nuclear Units and
               Assumptions of Obligations
               dated December 17, 1975 and

               Agreement Among Participants
               in New Hampshire Nuclear Units,
               certain Massachusetts Municipal
               Systems and Massachusetts
               Municipal Wholesale Electric
               Company dated May 28, 1976;
               Seventh Amendment To and
               Restated Agreement for Seabrook
               Project Disbursing Agent dated
               as of November 1, 1990;
               Amendments dated as of
               June 29, 1992

               Settlement Agreement dated as       Previously
               of July 19, 1990 between            Filed
               Northeast Utilities Service
               Company and the Company

               Seabrook Project Managing           Previously
               Agent Operating Agreement           Filed
               dated as of June 29, 1992;
               and Amendment thereto

 (10)(o)       Vermont Yankee Nuclear Power        Previously
               Corporation et al. and the          Filed
               Company:  Capital Funds
               Agreement dated February 1,
               1968, Amendment dated March 12,
               1968 and Power Purchase Contract
               dated February 1, 1968 and
               Amendments thereto; Additional
               Power Contract dated as of
               February 1, 1984; Guarantee
               Agreement dated as of November 5,
               1981

  (10)(p)      Yankee Atomic Electric Company      Previously
               et al. and the Company:             Filed
               Amended and Restated Power
               Contract dated April 1, 1985
               and Amendments thereto

 (10)(q)       New England Electric Companies'     Previously
               Deferred Compensation Plan as       Filed
               amended dated January 1, 1995

 (10)(r)       New England Electric System         Previously
               Companies Retirement Supplement     Filed
               Plan as amended dated December 1,
               1995

 (10)(s)       New England Electric Companies'     Previously
               Executive Supplemental Retirement   Filed
               Plan as amended dated January 1,
               1995

 (10)(t)       New England Electric Companies'     Previously
               Incentive Compensation Plan as      Filed
               amended dated January 1, 1995;
               New England Electric Companies'
               Senior Incentive Compensation
               Plan as amended dated January 1,
               1995

 (10)(u)       Forms of Life Insurance Program     Previously
               and Form of Life Insurance          Filed
               (Collateral Assignment)

 (10)(v)       New England Electric Companies'     Previously
               Incentive Compensation Plan II      Filed
               as amended dated January 1,
               1995

 (10)(w)       New England Electric Companies'     Previously
               Incentive Share Plan as amended     Filed
               dated January 1, 1994


 (10)(x)       New England Hydro-Transmission      Previously
               Electric Company, Inc. et al.       Filed
               and the Company:  Phase II
               Massachusetts Transmission
               Facilities Support Agreement
               dated as of June 1, 1985
               and Amendments thereto

 (10)(y)       New England Hydro-Transmission      Previously
               Corporation et al. and the          Filed
               Company:  Phase II New Hampshire
               Transmission Facilities Support
               Agreement dated as of June 1,
               1985 and Amendments thereto

 (10)(z)       Vermont Electric Power Company      Previously
               et al. and the Company:  Phase      Filed
               II New England Power AC
               Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (10)(aa)      TransCanada Pipelines Limited       Previously
               and the Company: Firm Service       Filed
               Contract for Firm Transportation
               Service for natural gas dated
               as of January 6, 1992 and
               Amendments thereto

               Temporary Assignment effective      Filed herewith
               as of October 26, 1995

 (10)(bb)      Renaissance Energy Ltd. and         Previously
               the Company: Temporary Trans-       Filed
               portation Contract Assignment
               (capacity swap) for Firm
               Transportation Service for
               natural gas dated as of October
               27, 1993; Amendment dated as of
               October 25, 1994

 (10)(cc)      Algonquin Gas Transmission          Previously
               Company and the Company:  X-38      Filed
               Service Agreement for Firm
               Transportation of natural gas
               dated July 3, 1992; Amendment
               dated July 31, 1992; Amendment
               dated as of April 15, 1994

 (10)(dd)      ANR Pipeline Company and the        Previously
               Company: Gas Transportation         Filed
               Agreement dated July 18, 1990

 (10)(ee)      Columbia Gas Transmission           Previously
               Corporation and the Company:        Filed
               Service Agreement for Service
               under FTS Rate Schedule dated
               June 13, 1991

 (10)(ff)      Iroquois Gas Transmission           Previously
               System, L.P. and the Company:       Filed
               Gas Transportation Contract for
               Firm Reserved Service dated as
               of June 5, 1991

 (10)(gg)      Tennessee Gas Pipeline Company      Previously
               and the Company: Firm Natural       Filed
               Gas Transportation Agreement
               dated July 9, 1992

 (13)          1995 Annual Report to               Filed herewith
               Stockholders

 (21)          Subsidiary list                     Filed herewith

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith

                          Mass. Electric
                          --------------

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
- -----------         -----------                       ----

 (3)(a)        Articles of Organization of the     Previously
               Company as amended through          Filed
               November 15, 1993

 (3)(b)        By-Laws of the Company as           Previously
               amended through September 15,       Filed
               1993

 (4)           First Mortgage Indenture and        Previously
               Deed of Trust, dated as of          Filed
               July 1, 1949, and twenty-one
               supplements thereto

 (10)(a)       Boston Edison Company et al.        Previously
               and Company:  Amended REMVEC        Filed
               Agreement dated August 12,
               1977

 (10)(b)       New England Power Company           Previously
               and the Company:  Primary           Filed
               Service for Resale dated
               February 15, 1974; Amendment
               of Service Agreement dated
               July 22, 1983; Amendment of
               Service Agreement effective
               November 1, 1993; Memorandum
               of Understanding effective
               May 22, 1994

 (10)(c)       New England Power Pool              Previously
               Agreement and Amendments            Filed
               thereto

 (10)(d)       New England Power Service           Previously
               Company and the Company:            Filed
               Specimen of Service Contract

 (10)(e)       New England Telephone and           Previously
               Telegraph Company and the           Filed
               Company:  Specimen of Joint
               Ownership Agreement for Wood
               Poles

 (10)(f)       New England Electric Companies'     Previously
               Deferred Compensation Plan as       Filed
               amended dated January 1, 1995

 (10)(g)       New England Electric System         Previously
               Companies Retirement Supplement     Filed
               Plan as amended dated December 1,
               1995

 (10)(h)       New England Electric Companies'     Previously
               Executive Supplemental Retirement   Filed
               Plan as amended dated January 1,
               1995

 (10)(i)       New England Electric Companies'     Previously
               Incentive Compensation Plan as      Filed
               amended dated January 1, 1995

 (10)(j)       New England Electric Companies'     Previously
               Form of Deferred Compensation       Filed
               Agreement for Directors

 (10)(k)       New England Electric Companies'     Previously
               Senior Incentive Compensation       Filed
               Plan as amended dated
               January 1, 1995

 (10)(l)       Forms of Life Insurance Program     Previously
               and Form of Life Insurance          Filed
               (Collateral Assignment)

 (10)(m)       New England Electric Companies'     Previously
               Incentive Compensation Plan II      Filed
               as amended dated January 1,
               1995

 (10)(n)       New England Electric Companies'     Previously
               Incentive Share Plan as amended     Filed
               dated January 1, 1994

 (10)(o)       New England Power Service           Previously
               Company and the Company:            Filed
               Form of Supplemental Pension
               Service Credit Agreement

 (12)          Statement re computation of         Filed herewith
               ratios for incorporation by
               reference into the Mass. Electric
               registration statement on Form
               S-3, Commission File No. 33-59145

 (13)          1995 Annual Report to               Filed herewith
               Stockholders

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith

                           Narragansett
                          -------------

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
- -----------         -----------                       ----

 (3)(a)        Articles of Incorporation as        Previously
               amended June 9, 1988                Filed

 (3)(b)        By-Laws of the Company              Previously
                                                   Filed

 (4)(a)        First Mortgage Indenture and        Previously
               Deed of Trust, dated as of          Filed
               September 1, 1944, and
               twenty-two supplements thereto

 (4)(b)        The Narragansett Electric           Previously
               Company Preference Provisions,      Filed
               as amended, dated March 23, 1993

 (10)(a)       Boston Edison Company et al.        Previously
               and the Company: Amended REMVEC     Filed
               Agreement dated August 12, 1977

 (10)(b)       New England Power Company and       Previously
               the Company: Primary Service for    Filed
               Resale dated February 15, 1974;
               Amendments of Service Agreement;
               Memorandum of Understanding
               effective May 22, 1994

 (10)(c)       New England Power Pool Agreement    Previously
               and Amendments thereto              Filed

 (10)(d)       New England Power Service           Previously
               Company and the Company:            Filed
               Specimen of Service Contract

 (10)(e)       New England Telephone and           Previously
               Telegraph Company and the           Filed
               Company: Specimen of Joint
               Ownership Agreement for Wood
               Poles

 (10)(f)       New England Electric Companies'     Previously
               Deferred Compensation Plan for      Filed
               Officers, as amended January 1,
               1995

 (10)(g)       New England Electric System         Previously
               Companies Retirement Supplement     Filed
               Plan, as amended December 1, 1995

 (10)(h)       New England Electric Companies'     Previously
               Executive Supplemental Retirement   Filed
               Plan, as amended dated January 1,
               1995

 (10)(i)       New England Companies' Incentive    Previously
               Compensation Plan, as amended       Filed
               dated January 1, 1995


 (10)(j)       New England Electric Companies'     Previously
               Form of Deferred Compensation       Filed
               Agreement for Directors

 (10)(k)       New England Electric Companies'     Previously
               Senior Incentive Compensation       Filed
               Plan as amended dated January 1,
               1995

 (10)(l)       Forms of Life Insurance Program     Previously
               and Form of Life Insurance          Filed
               (Collateral Assignment)

 (10)(m)       New England Electric Companies'     Previously
               Incentive Compensation Plan II      Filed
               as amended dated January 1, 1995

 (10)(n)       New England Electric Companies'     Previously
               Incentive Share Plan as amended     Filed
               dated January 1, 1994

 (10)(o)       New England Power Service           Previously
               Company and the Company:            Filed
               Form of Supplemental Pension
               Service Credit Agreement

 (12)          Statement re computation of         Filed herewith
               ratios for incorporation by
               reference into the Narragansett
               registration statement on Form
               S-3, Commission File No. 33-61131


 (13)          1995 Annual Report to               Filed herewith
               Stockholders

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith